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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  September 5, 2001


                              BANCFIRST OHIO CORP.
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               (Exact name of Registrant as Specified in Charter)



          OHIO                         0-18840                 31-1294136
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(State or other Jurisdiction         (Commission            (I.R.S. Employer
 of Incorporation)                   File Number)          Identification No.)



             422 Main Street, P. O. Box 4654 Zanesville, Ohio 43702
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code  (740) 452-8444
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          (Former Name or Former Address, if changed since last report)



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         Items 1-4.        Not Applicable

         Item 5.           OTHER EVENTS

         On September 5, 2001, Registrant and UNB Corp., an Ohio corporation ("UNB") entered into an Agreement of Merger and Plan of Reorganization (the "Reorganization Agreement"), pursuant to which Registrant will be merged with and into UNB as the surviving corporation (the "Merger"). Additionally, Registrant's banking subsidiary, The First National Bank of Zanesville, will be merged with and into UNB's banking subsidiary, United National Bank & Trust Co.

         Pursuant to the Reorganization Agreement, each outstanding share of common stock of Registrant ("BancFirst Common Stock") will be converted into
1.325 shares of common stock of UNB ("UNB Common Stock") effective upon the Merger (the "Effective Time").

         Consummation of the transaction contemplated by the Agreement is subject to the terms and conditions contained in the Reorganization Agreement, including, among other things, the receipt of approval of the Merger by the respective shareholders of Registrant and UNB and the receipt of certain regulatory approvals. The Merger and the transactions contemplated by the Reorganization Agreement will be submitted for approval at meetings of the shareholder of Registrant and UNB and, if approved, are expected to close in the first quarter of 2002. The foregoing description is qualified in its entirety by reference to the complete text of the Reorganization Agreement, which is filed as Exhibit 2.1 hereto and hereby incorporated herein by reference.

         Immediately following their execution and delivery of the Reorganization Agreement, the Registrant and UNB entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which UNB granted the Registrant the right, upon the terms and subject to the conditions set forth therein, to purchase up to 1,561,064 shares of UNB common stock at a price of $18.50 per share, and pursuant to the other of which the Registrant granted UNB the right, upon the terms and subject to the conditions set forth therein, to purchase up to 1,302,533 shares of BancFirst Common Stock at a price of $20.95 per share. The number of shares subject to each of the Stock Option Agreements represents approximately 14.9% of the voting power of the holders of securities of each party in the election of directors of that party. The foregoing description of the Stock Option Agreements is qualified in its entirety by reference to the complete text of such Stock Option Agreements, which are filed as Exhibits 99.1 and 99.2 hereto, respectively, and hereby incorporated herein by reference.

         A copy of the press release, dated September 6, 2001, jointly issued by the Registrant and UNB relating to the Merger is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

         A copy of the investors release dated September 6, 2001, jointly issued by the Registrant and UNB relating to the Merger is attached hereto as Exhibit
99.4 and is incorporated herein by reference.


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         This current report on Form 8-K, and the exhibits hereto, contain certain estimates and projections regarding the Registrant, UNB and the combined company following the Merger, including without limitation estimates and projections relating to the pro forma business and assets of the combined company, the cost savings, revenue increases and restructuring charges expected as a result of the merger and the expected impact of the transaction on earnings per share of the constituent corporations. These estimates and projections constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), and they involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, risks and uncertainties related to the consummation and execution of the Merger (including integration activities) and the factors discussed in the section captioned "Risk Factors" in Item 1 of the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission, which section is hereby incorporated herein by reference.


         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.

                  Exhibit 2.1 Agreement of Merger and Plan of Reorganization, dated as of September 5, 2001 by and between BancFirst Ohio Corp. and UNB Corp.

                  Exhibit 99.1 Stock Option Agreement, dated as of September 5, 2001 by and between UNB Corp., as issuer, and BancFirst Ohio Corp., as grantee.

                  Exhibit 99.2 Stock Option Agreement, dated as of September 5, 2001 by and between BancFirst Ohio Corp., as issuer, and UNB Corp., as grantee.

                  Exhibit 99.3 Joint press release dated September 6, 2001.

                  Exhibit 99.4  Joint investor release dated September 6, 2001


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 6, 2001              BANCFIRST OHIO CORP.


                                      By: /s/ James H. Nicholson
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                                      Its: EVP & Secretary





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